UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file Number: 811-9575

                            MEEHAN MUTUAL FUNDS, INC.
                            -------------------------
               (Exact name of Registrant as Specified in Charter)

                               1900 M Street, N.W.
                                    Suite 600
                             Washington, D.C. 20036
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: 1-888-545-2128

                           THOMAS P. MEEHAN, PRESIDENT
                               1900 M Street, N.W.
                                    Suite 600
                             Washington, D.C. 20036
                     (Name and Address of Agent for Service)

                                    Copy to:
                              ROBERT J. ZUTZ, ESQ.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036


Date of fiscal year end: October 31

Date of reporting period: October 31, 2004

ITEM 1.  REPORTS TO SHAREHOLDERS

===============================================================================





                               MEEHAN FOCUS FUND

                                 ANNUAL REPORT


                                OCTOBER 31, 2004





===============================================================================

This report is for the information of the shareholders of Meehan Focus Fund. Its use in connection with any offering of the Fund's shares is authorized only in a case of concurrent or prior delivery of the Fund's current prospectus. Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by the Fund.

===============================================================================

 Meehan Focus Fund                                                 Distributor:
 A Series of Meehan Mutual Funds, Inc.            Viking Fund Distributors, LLC
 1900 M Street, N.W., Suite 600                            1400 14th Avenue, SW
 Washington, D.C.  20036                                       Minot, ND  58701
 (866) 884-5968                                                  (800) 933-8413

                                                              December 30, 2004

Dear Fellow Shareholders:

     We are pleased to report that the total return for the Meehan Focus Fund ("the Fund") for its fiscal year ended October 31, 2004 was a positive 6.03%*; the NAV at the end of this period was $13.55. The Fund's performance over this period trailed that of the Standard and Poor's 500 Total Return Index** ("S&P 500") but was better than the NASDAQ Composite Index ("NASDAQ"). Since inception, the Fund continues to outperform both the S&P 500 and the NASDAQ by a wide margin. The Fund's results for its 2004 fiscal year, for three years, and since inception on December 10, 1999 are shown below with comparable results for leading market indexes.

-------------------------------------------------------------------------------
                     Fiscal Year        Annualized Return    Annualized Return
                   November 1, 2003 -      Three Years        From Inception
                    October 31, 2004   November 1, 2001 -   December 10, 1999 -
                                        October 31, 2004     October 31, 2004

-------------------------------------------------------------------------------
MEEHAN FOCUS FUND       6.03%**              4.65%**            2.66%**
-------------------------------------------------------------------------------
S&P 500 Total           9.42%                3.92%             (2.95)%
Return Index***
-------------------------------------------------------------------------------
NASDAQ***               2.21%                5.33%            (11.52)%
-------------------------------------------------------------------------------
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PERFORMANCE DATA QUOTED ABOVE REPRESENTS PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION PLEASE CALL (866) 884-5968.

-----------------
*PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. CONTACT THE FUND AT (866) 884-5968 FOR A PROSPECTUS, WHICH CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND. READ THE PROSPECTUS CAREFULLY.

**TOTAL RETURNS INCLUDE THE EFFECT OF REINVESTING DIVIDENDS.

***THE S&P 500 Total Return Index is an unmanaged index of 500 U.S. stocks and gives a broad look at U.S. stock performance. The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. Index performance does not include transaction costs or other fees, which will affect actual performance.

     The market traded in a narrow range over most of the past twelve months and posted only a small gain in the May through October period. The market's tepid performance reflected a balance between positive and negative market catalysts. Strong corporate profit growth, low interest rates, and high government spending that pumped money into the economy should have sent the market higher, but were countered by uncertainty over terrorism, the presidential election, and the direction of the U.S. economy. While challenges remain for the U.S. economy, the market quickly expressed its relief at having the presidential election and Olympics behind it with no terrorist attacks and with the election decided without court intervention. As we anticipated, in this scenario the market has rallied sharply over the past eight, weeks and the Fund's NAV has grown to $14.56 as of December 22, 2004.

     In 2005 we expect moderate market returns, roughly in line with 2004, as corporate profit growth levels off and interest rates continue to rise. We believe the move to higher quality, dividend paying issues that began in 2004 will continue and should benefit many of the stocks we hold. Our disciplined approach to security selection, with a focus on identifying strong, growing companies selling at a discount to their underlying value, should do well in this market.

     Our research continues to generate new investment ideas. Over the past six months we added several new stocks to the Fund's portfolio, including weight-loss company Weight Watchers International, for-profit educator Apollo Group, and consumer foods maker General Mills. We also added to our existing positions in Microsoft, Sysco, Anheuser-Busch, GE, and several others.

     We exited positions in several stocks, including Cablevision Systems, IDT Corp., and Manugistics, and reduced our positions in Pfizer and Bristol Myers. Intensifying competition within and between the telecom and cable industries prompted us to lose confidence in the long-term prospects of Cablevision and IDT. Cablevision produced a solid gain for the Fund and IDT a small gain. Manugistics performed well for the Fund, but we sold our shares after two consecutive quarters of disappointing results raised doubts about the company's ability to remain profitable in a very competitive software industry. We reduced our Pfizer and Bristol Myers positions after branded prescription drug costs and the possible legalization of drug imports became a focus of the debate over rising health care costs.

     PORTFOLIO REVIEW
     ----------------

     The attached Schedule of Investments identifies the stocks we own and their market value as of October 31, 2004. Our Fund held 42 stocks, and 78% of the Fund's assets were invested in 25 companies. Our top 10 holdings, which represented more than 41% of the Fund's portfolio, were as follows:

     Company                                                         % of Fund

     1.   Berkshire Hathaway, Class B                                      8.3
     2.   Automatic Data Processing, Inc.                                  4.1
     3.   Microsoft Corp.                                                  3.8
     4.   Sysco Corp.                                                      3.8
     5.   First Data Corp.                                                 3.8
     6.   Progressive Corp.                                                3.7
     7.   Catellus Development Corp.                                       3.7
     8.   Anheuser-Busch Cos., Inc.                                        3.6
     9.   Gannett Co., Inc.                                                3.5
     10.  Hubbell, Inc.                                                    3.0
                                                                         -----
                                                                          41.3

     Seven of our top ten holdings show gains since we purchased them, with Sysco, Anheuser-Busch, and Gannett being the exceptions. Despite their underperformance, our opinion of these businesses has not changed, and we believe they will provide positive returns in the long run. In fact, Sysco has risen since October 31 and now shows a gain. Our largest gains are in Progressive, Berkshire Hathaway, and Catellus, stocks we have owned for over four years.

     During the past six months declines in Berkshire Hathaway, Allied Waste, Six Flags, and our pharmaceutical holdings hurt our performance. However, we had excellent results from our investments in Catellus and Brinks. Since Berkshire is the Fund's largest holding, it merits further discussion. Berkshire's stock was hurt by investor concerns over hurricane-related insurance claims, and recent investigations into certain insurance industry practices. Given Berkshire's disciplined underwriting and overall financial strength, the long-term impact of these claims on Berkshire's earnings will likely be small. While Berkshire was not involved in New York's major investigation of insurance broker practices, questions were raised in other states regarding financial insurance policies written by Berkshire. As with claims arising from this fall's hurricanes, resolution of these issues should not have a material impact on Berkshire's operations or earnings. Despite these difficulties, Berkshire's stock showed a gain for the twelve months ending October 31, 2004, and we expect Berkshire to produce strong returns for the Fund in the future.

BRIEF DISCUSSION OF THREE OF OUR TOP HOLDINGS
---------------------------------------------

-------------------------------------------------------------------------------
                             Average Cost   October 31, 2004     Percent
                              Per Share      Market Price        Increase
                                              per Share          (Decrease)
-------------------------------------------------------------------------------
Microsoft Corp.                $26.69          $27.79              4.1%
-------------------------------------------------------------------------------
Anheuser-Busch Cos., Inc.      $51.36          $49.95             (2.8)%
-------------------------------------------------------------------------------
Catellus Development Corp.     $14.76          $28.84              95.4%
-------------------------------------------------------------------------------

BAR CHART
[GRAPHIC OMITTED]
Microsoft Corp. (MS FT)

25.84           25.08           28.52           27.07
Dec-03          Apr-04          Aug-04          Dec-04

Recent Price        $26.90
Mkt Cap            $293.0b

Forward P/E           21.6
Price / Sales          7.7
Price / Book           3.9

Return on Equity    10.6%
Dividend Yield       0.6%


MICROSOFT CORP. (MSFT)

     MSFT was a major purchase of the Fund in the spring and fall of 2004. We initiated our position in MSFT when its share price reached what we considered an attractive level -- down over 50% from its 1999 peak. MSFT has long been an outstanding company, but its share price over the past several years reflected its reputation as one of the great growth stocks of the 1990s. The days of spectacular growth at MSFT are over, but what remains is a dominant company facing limited competition in its primary businesses, steadily growing its earnings and increasing its dividend.

     MSFT's Windows operating system and MS Office application software dominate the desktop computer market and provide 65% of MSFT's revenue. MSFT also has a significant and growing presence in server operating systems and applications. The company's other businesses include MSN online services, videogames and the Xbox game console, business solutions, and personal information device software.

     On December 2, 2004 MSFT paid a special dividend of $3 per share to stockholders, disposing of $32 billion of its more than $60 billion cash hoard in a shareholder-friendly fashion. In addition to the special dividend, MSFT has doubled its annual dividend to $0.32 and announced a $30 billion stock buy-back program over the next four years.

     Management appears to be effectively negotiating the transition from the 1990s era of spectacular growth to one of slower, more stable growth. MSFT's net margin (29.6% in 2003) remains among the best in its industry, and management intends to reduce costs. The problems that have dogged MSFT over the past several years - litigation, slow corporate IT spending, and slow PC software sales - appear largely behind it, leaving MSFT free to focus on building its businesses. We think MSFT's stock will be a strong performer for many years.

BAR CHART
[GRAPHIC OMITTED]
Anheuser-Busch Cos, Inc. (BUD)

52.31           51.41           52.76           50.65
Dec-03          Apr-04          Aug-04          Dec-04

Recent Price        $50.78
Mkt Cap             $40.1b

Forward P/E           18.6
Price / Sales          2.7
Price / Book          14.5

Return on Equity      79.6%
Dividend Yield         1.8%


ANHEUSER-BUSCH COS., INC. (BUD)

     BUD is the world's largest brewer, a major theme park operator, and one of the largest manufacturers and recyclers of aluminum beverage containers. Through aggressive marketing of its strong brands, including Budweiser, Michelob, and Busch, BUD has captured 50% of the domestic beer market, which accounts for more than 90% of the company's sales. BUD also owns stakes in brewers worldwide, and international sales have accounted for 20% of recent growth.

     We began purchasing shares of BUD this year when it became available at multiples below its historical averages, despite record 2003 sales volume. Beer consumption should continue to grow at a modest 1% annual rate for the foreseeable future, fueled by the thirsts of the rising number of adults in their 20s. Price increases and operating efficiencies should enable BUD to achieve higher rates of sales and earnings growth (historically 5% and 15%, respectively).

     BUD has consistently generated profit margins and return on assets in the mid-teens and return on equity greater than 30%. We expect brand strength and strong distributor relationships to enable the company to continue this trend. Although BUD shows a small loss as of October 31, 2004, a dividend yield of nearly 2% partially offsets the drop in price. This dominant, well-run company should produce positive long-term returns for the Fund.

CATELLUS DEVELOPMENT CORP. (CDX)

     CDX was purchased on the Fund's first day of operations and has been one of the Fund's best performers. When it was spun off from Santa Fe Pacific railroad in 1990, CDX's primary asset was substantial tracts of undeveloped land in California, much of it along major commercial transport routes. Since 1999, CDX has transformed much of this land into industrial rental properties, increasing its leasable space by 80% to nearly 40 million square feet.

BAR CHART
[GRAPHIC OMITTED]
Catellus Dev. Corp. (CDX)

23.70           26.05           25.07           31.41
Dec-03          Apr-04          Aug-04          Dec-04

Recent Price         $30.52
Mkt Cap               $3.1b

Forward P/E            20.2
Price / Sales           7.3
Price / Book            4.3

Return on Equity       11.1%
Dividend Yield          3.5%


     CDX management is now focused on the industrial rental market, in particular bulk distribution facilities, and has reduced its holdings in retail and residential property and development. Occupancy in CDX properties is over 95%, approximately six points higher than the industry average. Management has also moved to diversify company holdings beyond California, and CDX now operates in the top five U.S. distribution markets. Its success as a developer makes CDX a desirable joint venture partner for property owners looking to develop industrial rental facilities, an arrangement that allows CDX to grow without issuing new shares.

     In January 2004, CDX converted to REIT status, enabling it to distribute the steady cash flow generated by its rental portfolio to shareholders in a tax efficient manner. CDX stock, which yields in excess of 3%, continues to have capital appreciation potential, and its dividend is steady and should grow over time.

ADMINISTRATIVE MATTERS
----------------------

     I will continue to serve as manager of the Fund; however, as of January 1, 2005, Paul Meehan, Jordan Smyth, and Dave Marsden will become co-managers of the Fund. All of us are members of the Investment Selection Committee of Edgemoor Capital Management, the Fund's advisor. We are all committed to the Fund's investment objective of long-term growth of capital.

CONCLUSION
----------

     We appreciate your confidence in our management of the Fund, and we look forward to continued growth and success. You can check the Fund's NAV on-line at any time by typing the Fund's symbol (MEFOX) in most stock quotation services. Please do not hesitate to contact us if you have any questions regarding the status of your investment in the Fund.

                                     Sincerely,

                                     /s/ Thomas P. Meehan

                                     Thomas P. Meehan

    COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MEEHAN FOCUS
     FUND VS. THE S&P 500 Total Return Index and the NASDAQ Composite Index*

Bar Chart
[GRAPHIC OMITTED]


                Meehan Focus    S&P 500                 NASDAQ
                Fund            Total Return Index      Composite Index

12/10/99        10,000          10,000                  10,000
01/31/00         9,738           9,916                  10,963
04/30/00        10,155          10,359                  10,741
07/31/00         9,588          10,234                  10,481
10/31/01        10,397          10,252                   9,375
01/31/01        10,891           9,827                   7,715
04/30/01        10,832           9,015                   5,888
07/31/01        11,360           8,767                   5,640
10/31/01         9,918           7,699                   4,703
01/31/02        11,520           8,240                   5,381
04/30/02        11,687           7,877                   4,697
07/31/02         9,038           6,696                   3,696
10/31/02         8,283           6,536                   3,700
01/31/03         8,250           6,343                   3,675
04/30/03         8,900           6,828                   4,074
07/31/03         9,883           7,408                   4,827
10/31/03        10,721           7,895                   5,376
01/31/04        11,678           8,536                   5,749
04/30/04        11,586           8,391                   5,342
07/31/04        11,141           8,384                   5,251
10/31/04        11,367           8,639                   5,495


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                                  ANNUALIZED TOTAL RETURN**
                                                  -------------------------

                                             ONE YEAR           SINCE INCEPTION
                                          ENDING 10/31/04         (12/10/99)***
                                          ---------------       ---------------
Meehan Focus Fund                             6.03%                 2.66%
S&P 500 Total Return Index                    9.42%                (2.95%)
NASDAQ Composite Index                        2.21%               (11.52%)


* The above graph depicts the performance of the Meehan Focus Fund versus the S&P 500 Total Return Index and the NASDAQ Composite Index. It is important to note that the Meehan Focus Fund is a professionally managed mutual fund while the S&P 500 Total Return Index by Standard & Poor's Corp. is a capitalization weighted index comprising of 500 issues listed on various exchanges, representing the performance of the stock market generally; and the NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. An index is not an investment product available for purchase.
** Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance. The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares
*** The Meehan Focus Fund commenced operations on December 10, 1999.

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                                    NUMBER               MARKET
                                                   OF SHARES              VALUE
                                                   ---------              -----
 COMMON STOCK -- 93.5%
 CONSUMER DISCRETIONARY
Carmax, Inc. *                                       25,000             658,500
Gannett Co., Inc.                                    11,700             970,515
Hilton Hotels Corp.                                  27,000             537,300
Liberty Media Corporation *                          70,000             624,400
Liberty Media International, Inc. *                   4,216             151,987
Office Depot, Inc. *                                 36,000             582,840
Six Flags, Inc. *                                    65,000             327,600
Tiffany & Co.                                        12,000             351,960
Weight Watchers International, Inc. *                18,000             646,560
                                                                ----------------
 TOTAL CONSUMER DISCRETIONARY -- 17.6%                                4,851,662

 CONSUMER STAPLES
Anheuser-Busch Companies                             20,000             999,000
General Mills, Inc.                                   3,000             132,750
Sysco Corp.                                          32,000           1,032,640
                                                                ----------------
 TOTAL CONSUMER STAPLES -- 7.6%                                       2,164,390

 ENERGY
Devon Energy Corp.                                    5,000             369,850
Frontier Oil Corp.                                   15,000             368,700
Rowan Companies, Inc. *                              17,000             434,010
                                                                ----------------
 TOTAL ENERGY -- 4.3%                                                 1,172,560

 FINANCIAL
Berkshire Hathaway, Inc., Class B *                     810           2,271,240
Catellus Development Corp.                           35,000           1,009,400
First Data Corp.                                     25,000           1,032,000
Leucadia National Corp.                               7,000             414,050
MGIC Investment Corp.                                11,000             707,410
Progressive Corp.                                    11,000           1,029,050
                                                                ----------------
 TOTAL FINANCIAL -- 23.5%                                             6,463,150

 HEALTH
Bristol-Myers Squibb Co.                             15,000             351,450

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                                    NUMBER               MARKET
                                                   OF SHARES              VALUE
                                                   ---------              -----
 Health - Continued
Dentsply International, Inc.                         12,000           $ 624,120
Pfizer, Inc.                                         15,000             434,250
                                                                ----------------
 TOTAL HEALTH -- 5.1%                                                 1,409,820

 INDUSTRIALS
Allied Waste Industries, Inc. *                      44,000             359,040
Apollo Group, Inc. *                                  9,000             594,000
The Brink's Co.                                      20,000             642,000
Cendant Corp.                                        32,000             658,880
Cintas Corp.                                         10,000             431,400
Equifax, Inc.                                        27,000             706,050
General Electric Co.                                  8,000             272,960
Hubbell, Inc., Class B                               18,000             822,960
Illinois Toolworks, Inc.                              8,000             738,240
MITY Enterprises, Inc. *                             12,000             186,000
                                                                ----------------
 TOTAL INDUSTRIALS -- 19.7%                                           5,411,530

 INFORMATION TECHNOLOGY
ESC Seagate Tech - Escrow *                           3,600                   -
Microsoft Corp.                                      37,000           1,034,890
Perkinelmer, Inc.                                    35,000             718,900
                                                                ----------------
 TOTAL INFORMATION TECHNOLOGY -- 6.4%                                 1,753,790

 MATERIALS
Methanex Corp.                                       17,483             275,707
                                                                ----------------
 TOTAL MATERIALS -- 1.0%                                                275,707

 SERVICES
Automatic Data Processing, Inc.                      26,000           1,128,140
                                                                ----------------
 TOTAL SERVICES -- 4.1%                                               1,128,140

 UTILITIES
AES Corp. *                                          52,500           $ 572,250
American Electric Power, Inc.                        15,000             493,950
                                                                ----------------
 TOTAL UTILITIES -- 3.9%                                              1,066,200

      TOTAL COMMON STOCK (COST $20,852,640)                        $ 25,696,949
                                                                ----------------

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2004
--------------------------------------------------------------------------------
                                                    NUMBER               MARKET
                                                   OF SHARES              VALUE
                                                   ---------              -----

   EXCHANGE TRADED FUNDS -- 4.2%
 iShares MSCI Emerging Markets Index                  3,000        $    532,230
 iShares MSCI Japan Index                            34,000             337,620
 iShares S&P Europe 350 Index                         4,000             277,960
                                                                ----------------
  TOTAL EXCHANGE TRADED FUNDS -- 4.2%                                 1,147,810

   TOTAL EXCHANGE TRADED FUNDS (COST $1,142,554)                   $  1,147,810



 SHORT TERM INVESTMENTS -- 5.6%
First Western Bank Collective Asset Fund
 (Cost $1,530,280)                                1,530,280           1,530,280
                                                                ----------------


   TOTAL INVESTMENTS (COST $23,525,474)--103.3%                      28,375,039
   OTHER ASSETS LESS LIABILITIES -- -3.3%                              (881,583)
                                                                ----------------

                      NET ASSETS -- 100.00%                        $ 27,493,456
                                                                ================



*  Non-income producing investments


    The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2004
--------------------------------------------------------------------------------


ASSETS:
   Investments, at market (identified cost $23,525,474) (Note 1)  $  28,375,039
   Cash                                                                   1,750
   Receivables:
      Dividends and interest                                              8,031
      Fund share subscriptions                                                0
      Investments sold                                                        0
                                                                  -------------
              Total assets                                           28,384,820
                                                                  -------------

LIABILITIES:
   Payables:
      Due to advisor (Note 4)                                            32,213
      Distributions payable                                                   0
      Investments purchased                                             859,151
                                                                  -------------
                Total liabilities                                       891,364
                                                                  -------------

NET ASSETS                                                        $  27,493,456
                                                                  =============

NET ASSETS CONSIST OF:
     Common stock (100,000,000 shares of $.0001 par value
       authorized, 2,028,565 shares outstanding) (Note 2)         $         203
     Additional capital paid-in                                      24,823,483
     Accumulated net realized loss on investments                    (2,179,795)
     Net unrealized appreciation on investments                       4,849,565
                                                                  ==============

Net Assets, for 2,028,565 shares outstanding                      $  27,493,456
                                                                  ==============

Net Asset Value, offering per share *                             $       13.55
                                                                  ==============

* Redemption price is equal to net asst value less any applicable redemption fee (Note 1).

    The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2004
-----------------------------------------------------------------------------


INVESTMENT INCOME:
     Interest                                           $                  0
     Dividends                                                       251,596
                                                          -------------------
         Total investments income                                    251,596
                                                          -------------------

EXPENSES:
     Investment advisory fees (Note 4)                               245,957
     Service fees (Note 4)                                           122,979
                                                          -------------------
          Total expenses                                             368,936
                                                          -------------------

     Net investment income (loss)                                   (117,340)
                                                          -------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments                         404,771
     Net change in unrealized appreciation on
       investments                                                   935,713
                                                          -------------------
     Net gain on investments                                       1,340,484
                                                          -------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                       $          1,223,144
                                                          ===================



    The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                              YEAR ENDED          YEAR ENDED
                                           OCTOBER 31, 2004    OCTOBER 31, 2003
                                          ------------------  ------------------
Increase in Net Assets
Operations:
 Net investment income (loss)              $    (117,340)      $      12,736
 Net realized gain (loss) on investments         404,771            (864,928)
 Net change in unrealized appreciation
  (depreciation) on investments                  935,713           5,397,669
                                          ------------------  ------------------
Net increase (decrease) in net assets
  resulting from operations                    1,223,144           4,545,477
                                          ------------------  ------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                -             (12,736)
                                          ------------------  ------------------

Increase in net assets from Fund share
  transactions (Note 2)                        5,557,494           2,350,997
                                          ------------------  ------------------

Increase in net assets                         6,780,638           6,883,738

NET ASSETS:
     Beginning of period                      20,712,818          13,829,080
                                          ------------------  ------------------
     End of period                         $  27,493,456       $  20,712,818
                                          ==================  ==================


Undistributed net investment income (loss)
  included in net assets                   $           -       $           -





    The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding Throughout each Period)

                                   FOR THE YEAR           FOR THE YEAR      FOR THE YEAR      FOR THE YEAR     FOR THE PERIOD
                                       ENDED                  ENDED             ENDED             ENDED             ENDED
                                 OCTOBER 31, 2004       OCTOBER 31, 2003  OCTOBER 31, 2002  OCTOBER 31, 2001  OCTOBER 31, 2000(*)
                                ---------------------  -----------------  ----------------  ----------------  ----------------
NET ASSET VALUE, BEGINNING      $          12.78       $           9.88   $         11.83   $         12.47   $         12.00
  OF PERIOD                     ---------------------  -----------------  ----------------  ----------------  ----------------

INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.06)                  0.01             (0.07)             0.02              0.06
  Net realized and unrealized
    gain (loss) on investments              0.83                   2.90             (1.88)            (0.59)             0.42
                                ---------------------  -----------------  ----------------  ----------------  ----------------
     Total income (loss) from
      investment operations                 0.77                   2.91             (1.95)            (0.57)             0.48
                                ---------------------  -----------------  ----------------  ----------------  ----------------


Distributions:
  From net investment income                   -                  (0.01)                -             (0.07)            (0.01)
                                ---------------------  -----------------  ----------------  ----------------  ----------------
     Total distributions                       -                  (0.01)                -             (0.07)            (0.01)
                                ---------------------  -----------------  ----------------  ----------------  ----------------

NET ASSET VALUE, END OF PERIOD  $          13.55       $          12.78   $          9.88   $         11.83   $         12.47
                                =====================  =================  ================  ================  ================

TOTAL RETURN                                6.03%                 29.43%           (16.48)%           (4.60)%            3.97%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period
   (in 000's)                   $          27,493      $          20,713  $         13,829  $        12,813   $         9,965
  Ratio of expenses to average
   net assets                               1.50%                  1.50%             1.50%            1.50%             1.50%(1)
  Ratio of net investment
   income to average net
   assets                                 (0.47)%                  0.08%           (0.65)%            0.12%             0.62%(1)
     Portfolio turnover rate               22.66%                 23.20%            25.25%           50.93%            20.57%


    (1) Annualized
(*) The Meehan Focus Fund commenced operations on December 10, 1999.


                              The accompanying notes are an integral part of the financial statements.


MEEHAN FOCUS FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 2004

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
      Meehan Mutual Funds, Inc. (the "Company") is incorporated under the laws of the state of Maryland and consists solely of the Meehan Focus Fund (the "Fund"). The Company is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment objective is long-term growth of capital. The Fund commenced operations on December 10, 1999.

      The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation--Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Investments in open end investment companies are valued at the closing net asset value on the day of valuation. The Board will consider the following factors when fair valuing securities: (1) the type of security; (2) certain characteristics of the security including maturity, coupon or dividend, call and/or refunding features, cost, duration, and yield; (3) the cost of the security; and (4) the size of the Fund's holdings.

b) Federal Income Taxes--No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders--Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

d) Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

MEEHAN FOCUS FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 2004

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES- (CONTINUED)
e) Redemption Fee - A redemption fee of 2% of the value of the shares sold will be imposed on fund shares redeemed within 30 calendar days of their purchase.

f) Foreign Securities - The fund may invest up to 25% of its total assets in foreign securities. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. companies. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies.

g) Other--Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2.    CAPITAL SHARE TRANSACTIONS
      Transactions in shares of the Fund for the year ended October 31, 2004 were as follows:
                                                SHARES               AMOUNT
      Sold...................................   441,837             $6,017,730
      Reinvestments..........................       997                 12,736
      Redeemed ..............................  ( 34,361)              (472,972)

      Net Increase...........................   408,473             $5,557,494
                                               ========             ==========


      Transactions in shares of the Fund for the year ended October 31, 2003 were as follows:
                                                SHARES               AMOUNT
      Sold...................................   248,890             $2,650,862
      Reinvestments..........................         -                      -
      Redeemed ..............................   (29,045)              (299,865)
                                               ---------           -----------

      Net Increase...........................   219,845             $2,350,997
                                                =======            ===========

3.    INVESTMENT TRANSACTIONS
      The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the year ended October 31, 2004, were as follows:

MEEHAN FOCUS FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 2004

3. INVESTMENT TRANSACTIONS-(CONTINUED)
            Purchases. . . . . . . . . . . . . . . . . . . .        $10,474,101

            Sales. . . . . . . . . . . . . . . . . . . . . .          5,616,808


      At October 31, 2004, unrealized appreciation of investments for tax purposes was as follows:

            Appreciation. . . . . . . . . . . . . . . . . .         $ 5,641,726
            Depreciation . . . . . . . . . . . . . . . . .             (792,161)
                                                                    -----------

            Net appreciation on investments . . . . . . . . . .     $ 4,849,565
                                                                    ===========

      At October 31, 2004, the cost of investments for federal income tax purposes was $23,525,474.


4.    ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
      The Fund has entered into an Advisory Agreement with Edgemoor Capital Management, Inc. (the "Advisor") to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 1.00% as applied to the Fund's average daily net assets. For the year ended October 31, 2004, the Advisor received fees of $245,957.

      The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.50% as applied to the Fund's average daily net assets. For the year ended October 31, 2004 the advisor received fees of $122,979.

      The Fund and the Advisor have entered into an Investment Company Services Agreement (the "ICSA") with Viking Fund Management, LLC ("Viking") to provide day-to-day operational services to the Fund including, but not limited to, accounting, transfer agent, dividend disbursing, registrar and recordkeeping services.

      The effect of the Advisory Agreement and the Servicing Agreement is to place a "cap" on the Fund's normal operating expenses at 1.50%. The only other expenses incurred

MEEHAN FOCUS FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 2004

4. ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS-(CONTINUED) by the Fund are distribution fees, if any, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

      The Fund and the Advisor have entered into a Distribution Agreement with Viking Fund Distributors, LLC to provide distribution services to the Fund.

      The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to sell shares. The Plan has not been implemented and the Fund has no intention of implementing the Plan during the period through October 31, 2005.

      One of the directors and officers of the Fund is a director and officer of the Advisor and two of the officers of the Fund are also officers of the Advisor.

5.    DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL
      The tax character of distributions paid during the years ended October 31, 2004 and 2003 were as follows:

                                                 2004          2003
                                                 ----          ----
Distributions from ordinary income             $    -        $12,736
                                               =======       =======

      As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income                   $          0
Unrealized appreciation of securities              4,849,565
Capital loss carry forward                        (2,179,795)
                                                  -----------
                                                $  2,669,770


The fund has a capital loss carryforward of $2,179,795, of which $1,314,867 expires in 2010 and $864,928 expires in 2011.

DIRECTORS AND OFFICERS AS OF OCTOBER 31, 2004

                                                   NUMBER OF
                                                   PORTFOLIOS
                                                    IN FUND
       DIRECTORS                                    COMPLEX        OTHER
       ---------                      LENGTH OF   OVERSEEN BY  DIRECTORSHIPS
NAME, AGE AND ADDRESS     POSITION   TIME SERVED    DIRECTOR        HELD
------------------------------------------------------------------------------
Thomas P. Meehan (64)    President    Since 1999       1           None
1900 M Street, N.W.     and Director
Suite 600
Washington, D.C.  20036


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President,   Edgemoor  Capital  Management,  Inc.,  a  registered  investment
Advisor, since October 1999. President, Sherman, Meehan, Curtin & Ain, P.C., a Washington, DC, law firm (1993 thru September, 1999). Trustee, Sherman, Meehan Curtin & Ain, P.C. Pension and Profit Sharing Plans (1973-1999).
------------------------------------------------------------------------------
Andrew Ferrentino (64)  Independent   Since 1999       1           None
7904 Horseshoe Lane       Director
Potomac , MD  20854


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member,  Board  of  Directors  Template  Software,  Inc.  from  1997 to 1999.
Private consultant in the computer software industry (January 1, 1999 to present). President, Template Software, Inc. from 1982 to December 31, 1998

------------------------------------------------------------------------------
Peter R. Sherman (65)   Independent   Since 2003       1           None
5123 Tilden Street,       Director
N.W. Washington, D.C. 20016


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Adjunct Professor of Law, American University Washington College of Law, 1992 to present; counsel to Ain & Bank, P.C., a Washington, D.C. law firm, May, 2003 to present; cofounder of (1968), principal in and then counsel to Sherman, Meehan, Curtin & Ain, P.C. through April, 2003.

------------------------------------------------------------------------------

                                                   NUMBER OF
                                                   PORTFOLIOS
       OFFICERS                                    IN FUND
                                                   COMPLEX         OTHER
                                       LENGTH OF   OVERSEEN    DIRECTORSHIPS
NAME, AGE AND ADDRESS     POSITION    TIME SERVED  BY DIRECTOR     HELD
------------------------------------------------------------------------------
Paul P. Meehan (41)         Vice      Since 2002      N/A          None
1900 M Street, N.W.     President &
Suite 600                Treasurer
Washington, D.C.  20036

PRINCIPAL OCCUPATION
DURING PAST 5 YEARS:
Vice-President, Edgemoor Capital Management, Inc., December 2002 to present; Attorney, United States Environmental Protection Agency, 1997 to 2002.

------------------------------------------------------------------------------
David A. Marsden (35)       Vice      Since 2002      N/A          None
1900 M Street, N.W.     President &   Since 2003
Suite 600                Secretary
Washington, D.C.  20036

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice-President, Edgemoor Capital Management, Inc., December 2002 to present; Assistant Financial Planner, Attiliis & Associates, Ltd., April 2000 to December 2001; Pension Analyst, Plumbers and Pipefitters National Pension Fund, September 1999 to April 2000.
------------------------------------------------------------------------------



Directors serve for the lifetime of the Company, or until they are removed or resign. Officers are elected annually for one year terms. The Company's Statement of Additional Information includes additional information about the Directors and Officers and may be obtained via the internet at www.meehanfocusfund.com or without charge, by calling (866) 884-5968.

Thomas P. Meehan, Paul P. Meehan and David A. Marsden qualify as "interested persons" of the Company as that term is defined by the Investment Company Act of 1940, as amended. Tom, Paul and Dave are affiliated with the Advisor.

                            *************************

This report is for the information of the shareholders of Meehan Focus Fund. For more complete information, including risks, fees and expenses, contact the Fund without charge at (866) 884-5968 for a prospectus. A description of the Fund's proxy voting policies and procedures is available without charge, upon request by calling the Fund toll-free at the number above or by accessing the SEC's website at HTTP://WWW.SEC.GOV. The Fund's proxy voting record relating to portfolio securities during the most recent twelve month period ended June 30 (starting with the year ended June 30, 2004) will be available without charge by calling (866) 844-5968 or by accessing the SEC's website at http://www.sec.gov

                          INDEPENDENT AUDITOR'S REPORT







To the Shareholders and Board of Directors
Meehan Mutual Funds, Inc.
Washington, D.C.

We have audited the accompanying statement of assets and liabilities of the Meehan Mutual Funds, Inc. (consisting of the Meehan Focus Fund), including the schedule of investments, as of October 31, 2004, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights presented for the three year period ending October 31, 2002 were audited by other independent accountants whose report dated November 21, 2002 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Meehan Focus Fund as of October 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United States of America.




BRADY, MARTZ & ASSOCIATES, P.C.
Bismarck, North Dakota, USA
November 12, 2004

ITEM 2.  CODE OF ETHICS

As of the end of the period October 31, 2004, Meehan Mutual Funds, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the President and Treasurer. Meehan Mutual Funds, Inc. has not made any amendments to its code of ethics during the covered period. Meehan Mutual Funds, Inc. has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of Meehan Mutual Funds, Inc. has determined that it does not have a member who qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. However, the Board of Directors determined that, although none of its members meet the technical definition of an audit committee financial expert, the Audit Committee members have sufficient financial expertise to address any issues that are likely to come before the Committee, including the evaluation of the Company's financial statements, supervision of the Company's preparation of its financial statements, and oversight of the work of the Company's independent auditors.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

     (a)  Audit Fees

     The aggregate fees billed by registrant's independent public accountants, Brady Martz & Associates ("BMA") for each of the last two fiscal years for professional services rendered in connection with the audit of registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $4,500 for the year ended October 31, 2003, and $5,200 for the year ended October 31, 2004.

     (b)  Audit-Related Fees

     The aggregate fees BMA billed to registrant for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of registrant's audit and are not reported under Item 4(a) were $570 and $570 for the years ended October 31, 2003 and October 31, 2004, respectively. The aggregate fees BMA billed to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $0 for the year ended October 31, 2003, and $0 for the year ended October 31, 2004.

     (c)  Tax Fees

     The aggregate tax fees BMA billed to registrant for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $500 for the year ended October 31, 2003, and $500 for the year ended October 31, 2004. The aggregate tax fees BMA billed to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended October 31, 2003, and $0 for the year ended October 31, 2004.

     (d)  All Other Fees

     For the fiscal years ended October 31, 2004 and 2003, registrant paid BMA no other fees. The aggregate fees BMA billed to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for any other services directly related to the operations and financial reporting of registrant were $0 for the year ended October 31, 2003, and $0 for the year ended October 31, 2004.

     (e) Registrant's Audit Committee Charter provides that the audit committee (comprised of the Independent Directors of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The Audit Committee reports to the Board of Trustees ("Board") regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimus exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder) of all non-auditing services performed for the registrant or for any service affiliate of registrant. Registrant's Audit Committe pre-approved all fees described above which BMA billed to registrant.

     (f) Less than 50% of the hours billed by BMA for auditing services to registrant for the fiscal year ended October 31, 2004, were for work performed by persons other than full-time, permanent employees of BMA.

     (g) The aggregate non-audit fees billed by BMA to registrant and to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for the fiscal years ending October 31, 2003, and October 31, 2004, were $0 and $0.

     (h) Registrant's Audit Committee has not considered the non-audit services provided to the registrant and registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser as described above because no non-audit services were performed by the accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS

Included as part of report to shareholders under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the registrant.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No applicable

ITEM 11. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act), the Principal Executive Officer and Treasurer of Meehan Mutual Funds, Inc. have concluded that such disclosure controls and procedures are effective as of December 28, 2004.

(b) There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) of Meehan Mutual Funds, Inc that occurred during the second half of its fiscal year that has materially affected or is reasonably likely to materially affect, its internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2) The certification required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3)    Not applicable to the registrant.

(b) The certification required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          MEEHAN MUTUAL FUNDS, INC.
Date:  January 7, 2005


                                            /s/ Thomas P. Meehan
                                            ------------------------------------
                                            Thomas P. Meehan
                                            President


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:  January 7, 2005


                                            /s/ Thomas P. Meehan
                                            ------------------------------------
                                            Thomas P. Meehan
                                            President


Date:  January 7, 2005


                                            /s/ Paul P. Meehan
                                            ------------------------------------
                                            Paul P. Meehan
                                            Treasurer